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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 22, 1999
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                Date of report (Date of earliest event reported)


                             ACT Manufacturing, Inc.
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             (Exact name of Registrant as specified in its charter)


          Massachusetts               0-25560                    04-2777507
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(State or Other Jurisdiction of    (Commission                (I.R.S. Employer
Incorporation or Organization)     File Number)              Identification No.)


                                  2 Cabot Road
                           Hudson, Massachusetts 01749
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                    (Address of Principal Executive Offices)


                                 (978) 567-4000
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               Registrant's telephone number, including area code


                         Exhibit Index Located on Page 4
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Item 5.  Other Events.

      This Current Report on Form 8-K of ACT Manufacturing, Inc. (the "Company") is being filed to disclose the consolidated balance sheets of the Company as of December 31, 1998 and 1997 and the related consolidated statements of operations, comprehensive income (loss), stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998, 1997 and 1996. These consolidated financial statements give retroactive effect to the merger of the Company and CMC Industries, Inc. which has been accounted for as a pooling of interests.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      The following financial statements and exhibits are filed as part of this report, where indicated:

      (a)  Financial statements of the business acquired.  None.

      (b)  Pro forma financial information.  None.

      (c)  Exhibits.
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           Exhibit No.   Description
           -----------   -----------

              23.1       Consent of Deloitte & Touche LLP

              27.1       Financial Data Schedule for December 1996

              27.2       Financial Data Schedule for December 1997

              27.3       Financial Data Schedule for December 1998

              99.1 The following audited financial statements of ACT Manufacturing, Inc.

                              Independent Auditors' Report

                              Consolidated Balance Sheets as of December 31, 1998 and 1997

                              Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996

                              Consolidated Statements of Comprehensive Income
                              (Loss) for the years ended December 31, 1998, 1997 and 1996

                              Consolidated Statements of Stockholders' Equity for the years ended December 31, 1998, 1997 and 1996

                              Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996

                              Notes to the Consolidated Financial Statements

              99.2 The following audited financial statements of CMC Industries, Inc. for the five-month period ended December 31, 1999

                              Report of Independent Accountants

                              Consolidated Statement of Operations

                              Consolidated Statement of Changes in Stockholders' Equity

                              Consolidated Statement of Cash Flows

                              Notes to Consolidated Financial Statements
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                                     - 3 -


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACT Manufacturing, Inc.


Date:  October 22, 1999                   By: /s/ Jeffrey B. Lavin
                                              --------------------
                                              Jeffrey B. Lavin
                                              Vice President of Finance,
                                              Chief Financial Officer, Treasurer
                                              and Clerk
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                                  EXHIBIT INDEX

      Exhibit No. Description
      ----------  -----------

         23.1     Consent of Deloitte & Touche LLP

         27.1     Financial Data Schedule for December 1996

         27.2     Financial Data Schedule for December 1997

         27.3     Financial Data Schedule for December 1998

         99.1 The following audited financial statements of ACT Manufacturing, Inc.

                       Independent Auditors' Report

                       Consolidated Balance Sheets as of December 31, 1998 and 1997

                       Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996

                       Consolidated Statements of Comprehensive Income
                       (Loss) for the years ended December 31, 1998, 1997
                       and 1996

                       Consolidated Statements of Stockholders' Equity for the years ended December 31, 1998, 1997 and 1996

                       Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996

                       Notes to the Consolidated Financial Statements

         99.2 The following audited financial statements of CMC Industries, Inc. for the five-month period ended December 31, 1999

                       Report of Independent Accountants

                       Consolidated Statement of Operations

                       Consolidated Statement of Changes in Stockholders'
                       Equity

                       Consolidated Statement of Cash Flows

                       Notes to Consolidated Financial Statements